Exhibit 31.2

 Certification by the Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

I, Steven Bregman, certify that

1.	I have reviewed this Form 10Q/A Amendment No. 2 of Fromex Equity Corp. for the quarterly period ended November 30, 2006.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respect the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

4.
The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosures controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and we have:

a.
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

b.
Reconsidered and evaluated the effectiveness of the registrant’s disclosure controls and procedures as of November 30, 2006 and as of the date hereof and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report and the date hereof based on such reconsideration and evaluation; and

c.
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s third quarter of the fiscal year ended February 28, 2007 that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.
The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a.
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

October 2, 2007	/s/ STEVEN BREGMAN
Steven Bregman President and Chief Financial Officer